PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of November 25, 1998 (this "Pledge Agreement"), between Cherokee Mining Company Inc. ("Cherokee"), a Wyoming corporation, and Grant Reserve Corporation ("Grant"), a Nevada corporation.

                              W I T N E S S E T H:

                  WHEREAS, Cherokee and Grant have entered into that certain asset sale agreement (the "Asset Sale Agreement") of even date herewith, under which Cherokee has acquired (i) 7,620,000 shares of Common Stock, no par value, in Madison Mining Corporation, a Montana corporation ("Madison") and (ii) 36,388 of shares of Common Stock, no par value, in Gold King Mines Corporation ("Gold King") (collectively, the "Pledged Shares");

                  WHEREAS, as part of the consideration for the sale of the Shares under the Asset Sale Agreement, Cherokee has agreed to pay Grant the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000), which obligation is evidenced by a certain promissory note of even date herewith, (the "Note");

                  WHEREAS, to secure its obligations under the Asset Sale Agreement and the Note, Cherokee has agreed to (i) pledge to Grant, and grant to Grant, a security interest in, the Pledged Securities and (ii) execute and deliver this Pledge Agreement.

NOW THEREFORE, the parties hereto agree as follows:

                  1.       Pledge and Grant of Security Interest.

                  Cherokee hereby pledges to Grant, and grants to Grant a continuing security interest in and to all of Cherokee's right, title and interest in (i) the Pledged Shares, (ii) the certificates representing the Pledged Shares and (iii) all products and proceeds of any of the Pledged Shares, including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or exchange for the any of the Pledged Shares (collectively (i), (ii) and (iii), the "Collateral") as collateral security for the prompt and complete payment and performance due (whether at stated maturity, by acceleration or otherwise) of the Obligations.

                  As used herein, "Obligations" means, collectively, the unpaid principal and interest, if any, on the Note and all other obligations and liabilities of Cherokee, whether direct or indirect, which may arise under or in connection with the Asset Sale Agreement, the Note and this Pledge Agreement.

                  2.       Delivery of the Collateral

                  (a) All certificates evidencing the Pledged Shares shall be delivered to and held by Grant pursuant thereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer in blank, all in form and substance reasonably satisfactory to Grant.

                  (b) On the date hereof, Cherokee shall take all actions necessary in order to transfer each item of the Collateral to Grant in a manner sufficient to create in favor of Grant, a perfected first priority security interest in the Collateral. In the event of any change in applicable law, Cherokee shall promptly take such action as may be required in order to continue Grant's security interest in the Collateral as a perfected first priority security interest and Grant shall cooperate with Cherokee in any such action.

                  3.       Representations and Warranties

                  Cherokee hereby represents and warrants that:

                  (a) The execution, delivery and performance by Cherokee on this Pledge Agreement do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of Cherokee or of any material agreement, judgment, injunction, order, decree or other instrument binding upon Cherokee or result in the creation or imposition of any lien encumbrance or security interest on or in any assets of Cherokee, except for the security interests granted under this Pledge Agreement to Grant.

                  (b) Upon the delivery to Grant of the certificates representing the Pledged Shares, the pledge of the Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in and to the Collateral, securing the payment and fulfillment of the Obligations for the benefit of Grant enforceable as such against all creditors of Cherokee and any persons purporting to purchase any of the Collateral from the Cherokee, except as such enforcement may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally and (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by Cherokee of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Cherokee (except for any actions, notices, filings and notations necessary to perfect liens on or the security interest in the Collateral created pursuant to this Pledge Agreement).



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
                  4.       Further Assurances

                  Cherokee agrees to promptly take such actions and to execute and deliver or cause to be executed and delivered, or use its best efforts to procure, such stock or bond powers, proxies, assignments, instruments and such other or different writings that may be necessary or as Grant may reasonably request, all in form and substance reasonably satisfactory to Grant, deliver any instruments to Grant and take any other actions that are necessary or, in the reasonably opinion of Grant, desirable, to perfect, continue the perfection of, confirm and assure the first priority of Grant's security interest in the Collateral, to perfect the Collateral against the rights, claims or interests of third persons, and to otherwise effect the purpose of this Pledge Agreement.

                  5.       Covenants

                  Cherokee covenants and agrees with Grant from and after the date of this Pledge Agreement until the payment in full and fulfillment of Obligations due and owing under the Asset Sale Agreement, the Note and of this Pledge Agreement that it will not:

                  (a) (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or (ii) create or permit to exist any lien or encumbrance upon or with respect to any of the Collateral (except for the lien created pursuant to this Pledge Agreement) and at all times will be the sole beneficial owner of the Collateral; and

                  (b) (i) enter into any agreement that purports to or may restrict or inhibit Grant's rights or remedies hereunder, including, without limitation, Grant's right to sell or otherwise dispose of the Collateral or (ii) fail to pay or discharge any tax assessment or levy of any nature not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to such tax assessment or levy with regard to the Collateral.

                  6.       Power of Attorney

                  Cherokee hereby appoints and constitutes Grant as Cherokee's attorney-in-fact to exercise to the fullest extent permitted by law, all of the following powers upon and at any time after the occurrence and during the continuance of a Default under the Note or the occurrence and during the continuance of an Event of Default under the Asset Sale Agreement: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any liens under Section 4 hereto; (iv) making of any payments or taking any acts under Section 7 hereof and (v) paying or discharging taxes or liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Grant in its reasonable discretion, and such payment made by Grant to become the Obligations of Cherokee to Grant, due and payable immediately upon demand. Grant's authority to execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign Cherokee's name on all financing statements (to the extent permitted by applicable law) or any other documents reasonably deemed necessary or

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
appropriate by Grant to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign Cherokee's name on any notice of lien, and to take any other actions arising from the powers granted to Grant in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by Cherokee.

                  7.       Grant May Perform

                  If Cherokee fails to perform any agreement contained herein, Grant may itself perform, or cause performance of, such agreement. Grant shall provide written notice to Cherokee or any exercise of rights pursuant to Sections 6 or 7 hereof.

                  8.       No Assumption of Duties: Reasonable Care

                  The rights and powers granted to Granted hereunder are being granted in order to preserve and protect Grant's security interest in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on Grant in connection therewith other than those imposed under applicable law. Grant agrees to exercise reasonable care in the custody, preservation and disposition of the Collateral.

                  9.       Indemnity

                  Cherokee shall indemnify, defend and hold harmless Grant and its directors, officers, agents and employees from and against all claims, actions, obligations, losses, liabilities and expenses, including reasonably costs, reasonable fees and reasonable disbursements of counsel (including, without limitation, the reasonable cost to Grant of legal counsel), the reasonable costs of investigations, and claims for damages, arising from or in connection with Grant's performance of its duties or exercise of its rights or powers under this Pledge Agreement (other than such claims, actions, obligations, losses, liabilities and expenses which result from the bad faith, gross negligence or willful misconduct of Grant).

                  10.      Security Interest Absolute

                  All rights of Grant and security interests hereunder,  and all
obligations  of  Cherokee   hereunder,   shall  be  absolute  and  unconditional
irrespective of:

                  (a) any lack of validity or enforceability of the Asset Sale Agreement or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or of this Pledge Agreement.

                  (c) any exchange, surrender, release or non-perfection of any liens on any other collateral for all or any of the Obligations; or


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
                  (d) to the extent permitted by applicable law, any other circumstance which might otherwise constitute a defense available to, or a discharge of, Cherokee in respect of the Obligations or of this Pledge Agreement.

                  11.      Continuing Security Interest: Termination

                  (a) The Pledge Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the Asset Sale Agreement, remain in full force and effect until the fulfillment of and payment in full of all Obligations due and owing under the Asset Sale Agreement, the Note and this Pledge Agreement. At such time this Pledge Agreement shall terminate and Grant shall, at the written request of Cherokee, promptly reassign and redeliver to Cherokee all of the Collateral hereunder that has not been sold, disposed of, retained or applied by Grant in accordance with the terms of this Pledge Agreement and the Asset Sale Agreement. Such reassignment and redelivery shall be without warranty (either express or implied) by or recourse to Grant, except as to the absence of any prior assignments or encumbrances by Grant of the Collateral or its interests therein, and shall be at the reasonable expense of Cherokee. This Pledge Agreement shall be binding upon Cherokee, its successors and assigns, and shall inure, together with the rights and remedies of Grant hereunder, to the benefit of Grant and its successors, transferees and assigns.

                  (b) Notwithstanding any provision in this Pledge Agreement, if any Default under the Note or an Event of Default under the Asset Sale Agreement occurs, Cherokee shall use its best efforts to immediately cause Grant, to have a perfected first priority security interest in the Collateral. This paragraph shall survive the termination of this Pledge Agreement.

                  12.      Notices

                  Any communication, notice or demand to be given hereunder to any party shall be duly given hereunder if given in writing and in the form and manner, and delivered to their address set forth in the Asset Sale Agreement, or in such other form and manner or to such other address and Persons as shall be designated by and party hereto to each other party hereto in a written notice delivered in accordance with the terms of the Asset Sale Agreement.

                  13.      Governing Law

                  THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

                  14.      Execution in Counterparts

                  This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.



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

                  15.      No  Personal   Liability   of   Directors,   Officer,
                           Employees and Others

                  No past, present or future director, officer, employee, incorporator, partner or stockholder of Cherokee will have any liability for any obligations of Cherokee under this Pledge Agreement or for any claim based on, in respect of or by reason of such obligations or their creation.



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

                  IN WITNESS WHEREOF, the Parties have caused this Pledge Agreement to be duly executed as of the date first above written.

                                   PLEDGOR

                                   CHEROKEE MINING COMPANY INC.


                                   By: /s/ William R. Wilson
                                       Name:  William R. Wilson
                                       Title  President

                                       Address for Notices:
                                       410 17th Street, Suite 1375
                                       Denver, Colorado 30302
                                       (303) 320-2840
                                       (303) 595-9717
                                       Attention: William R. Wilson

                                   PLEDGEE

                                   GRANT RESERVE CORPORATION

                                   By: /s/ (signature is illegible)
                                       Name:
                                       Title

                                       Address for Notices:
                                       131 University Ave., Suite 2100
                                       Toronto, Canada M5H 3M7
                                       (416) 366-2221
                                       (416) 366-7722
                                       Attention: Arnold T. Kondrat



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